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                                                                    Exhibit 10.5

                     LIONBRIDGE TECHNOLOGIES HOLDINGS, B.V.
                        C/o LIONBRIDGE TECHNOLOGIES, INC.
                                950 Winter Street
                                Waltham, MA 02154

                                 August 1, 2002

Morgan Stanley Venture Capital Fund II Annex, L.P. ("MSVCF")
1585 Broadway, 38th Floor
New York, New York 10036

Morgan Stanley Venture Investors Annex, L.P. ("MS")
1585 Broadway, 38th Floor
New York, New York 10036

Ladies and Gentlemen:

     You and we are parties to (a) that certain Senior Subordinated Note Purchase Agreement by and among MSVCF, MS and Lionbridge Technologies Holdings, B.V. (the "Company") dated as of March 9, 1999, as amended by those certain letter agreements, dated as of August 19, 1999, March 27, 2001 and December 31, 2001, by and among the Company, Morgan Stanley Venture Capital Fund II Annex, L.P. and Morgan Stanley Venture Investors Annex, L.P. (as amended, the "Morgan Purchase Agreement"), (b) the 12% Senior Subordinated Note of the Company in favor of MS, dated March 9, 1999 (the "MS Note"), and (c) the 12% Senior Subordinated Note of the Company in favor of MSVCF, dated March 9, 1999 (the "MSVCF Note").

     For good and valuable consideration, Lionbridge Technologies, Inc. ("Lionbridge"), the parent of the Company, the Company, MS and MSVCF hereby agree as follows:

     The Morgan Purchase Agreement is hereby amended as follows, effective immediately:

     (a) Section 2.06(b) thereof is deleted in its entirety, and the following is substituted in lieu thereof:

     "(b) Required Redemptions in the Event of a Qualifying Liquidity Event. In the event of a Qualifying Liquidity Event, the Company agrees to redeem, without premium, (i) fifty percent (50%) of the Notes then outstanding, together with all accrued and unpaid interest and penalties, if any, then due thereon, on the closing of such Liquidity Event, and (ii) the remaining amount of the Notes then outstanding, together with all accrued and unpaid interest and penalties, if any, then due thereon, on or before July 31, 2003."

     Each of the MSVCF Note and the MS Note is hereby amended, effective immediately by changing the payment date reflected therein to July 31, 2003.

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     In witness whereof, the parties have caused this letter agreement to be executed as of the date first above written.

                                          Very truly yours,

                                          LIONBRIDGE TECHNOLOGIES, INC.


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          LIONBRIDGE TECHNOLOGIES HOLDINGS, B.V.


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

Accepted and Agreed:

MORGAN STANLEY VENTURE CAPITAL FUND II ANNEX, L.P.

By:  Morgan Stanley Venture Partners II, L.P., its General Partner

By:  Morgan Stanley Venture Capital II, Inc., its Managing General Partner


By:
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MORGAN STANLEY VENTURE INVESTORS ANNEX, L.P.

By:  Morgan Stanley Venture Partners II, L.P., its General Partner

By:  Morgan Stanley Venture Capital II, Inc., its Managing General Partner


By:
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